UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Vivid Seats Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Vivid Seats Inc.
24 E. Washington St., Ste. 900
Chicago, IL 60602
   , 2025
Fellow Stockholders:
On behalf of the Board of Directors, I invite you to attend a Special Meeting of Stockholders of Vivid Seats Inc., which will be conducted virtually via live webcast on    , 2025 at 9:00 a.m. CT.
Accompanying this letter are a Notice of Special Meeting of Stockholders and our Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important. Whether or not you plan to virtually attend the meeting, vote as soon as possible by following the instructions included in our Proxy Statement. You can vote online, by telephone, or by returning your signed proxy card in the envelope provided.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Stanley Chia
Chief Executive Officer

PRELIMINARY PROXY STATEMENT DATED JUNE 23, 2025 — SUBJECT TO COMPLETION

Vivid Seats Inc.
24 E. Washington St., Ste. 900
Chicago, IL 60602
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON    , 2025
A Special Meeting of Stockholders (together with any adjournment, postponement, or continuation thereof, the “Special Meeting”) of Vivid Seats Inc., a Delaware corporation (the “Company”), will be conducted virtually via live webcast on    , 2025 at 9:00 a.m. CT. Stockholders of record at the close of business on    , 2025 (the “Record Date”) may virtually attend the Special Meeting, as well as vote, submit questions, and access a list of the stockholders entitled to vote at the Special Meeting, by visiting www.virtualshareholdermeeting.com/SEAT2025SM and following the instructions included in the accompanying Proxy Statement.
The Special Meeting is being held to vote on the following matters, each as described in more detail in the accompanying Proxy Statement:
1.
Proposal No. 1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Company's Board of Directors, a reverse stock split of the Company’s Class A and Class B common stock, par value $0.0001 per share, at a ratio in the range of 1-for-5 to 1-for-30, inclusive, with such ratio to be determined by the Company’s Board of Directors prior to the effectiveness of such amendment and be publicly announced by the Company.

2.	Proposal No. 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to approve Proposal No. 1.
Stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.
Your vote is important. Voting will help ensure the presence of a quorum at the Special Meeting and save the expense of further solicitation. Whether or not you plan to virtually attend the Special Meeting, vote as soon as possible by following the instructions included in the accompanying Proxy Statement. You can vote online, by telephone, or by returning your signed proxy card in the envelope provided.
By Order of the Board of Directors,

Stanley Chia
Chief Executive Officer
Chicago, Illinois
   , 2025
This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are first being distributed on or about    , 2025.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on    , 2025:
This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are available free of charge at www.proxyvote.com. A list of the stockholders entitled to vote at the
Special Meeting will be available during the Special Meeting at
www.virtualshareholdermeeting.com/SEAT2025SM.

i

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON    , 2025
The Board of Directors (our “Board”) of Vivid Seats Inc., a Delaware corporation (“we,” “us,” or “our”) is furnishing this proxy statement (this “Proxy Statement” and, together with the accompanying Notice of Special Meeting of Stockholders, our “Proxy Materials”) to stockholders of record at the close of business on    , 2025 (the “Record Date”) in connection with our Board’s solicitation of your proxy to vote at a Special Meeting of Stockholders (together with any adjournment, postponement, or continuation thereof, the “Special Meeting”). Our Proxy Materials are first being distributed on or about    , 2025.
QUESTIONS & ANSWERS
When and where will the Special Meeting be held?
The Special Meeting will be conducted virtually via live webcast on    , 2025 at 9:00 a.m. CT.
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is to vote on the following matters, each as described in more detail in this Proxy Statement:
•
Proposal No. 1 (the Reverse Stock Split Proposal). To approve an amendment to our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect, at the option of our Board, a reverse stock split of our Class A common stock, par value $0.0001 per share (our “Class A Common Stock”), and Class B Common Stock, par value $0.0001 per share (our “Class B Common Stock” and, together with our Class A Common Stock, our “Common Stock”), at a ratio in the range of 1-for-5 to 1-for-30, inclusive, with such ratio to be determined by our Board prior to the effectiveness of such amendment and be publicly announced by us.

•
Proposal No. 2 (the Adjournment Proposal). To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal.

Are there any matters to be voted on at the Special Meeting that are not described in this Proxy Statement?
Delaware law and our Amended and Restated Bylaws (as amended, our “Bylaws”) provide that no business may be conducted at a special meeting of stockholders other than that specified in the notice of such meeting. Accordingly, no matters will be voted on at the Special Meeting other than the Reverse Stock Split Proposal and the Adjournment Proposal.
What does it mean if I receive more than one set of Proxy Materials?
It means that your shares are held in more than one account at our transfer agent and/or with banks, brokers, or other nominees. To ensure all of your shares are voted, for each set of Proxy Materials you receive, vote online, by telephone, or by returning your signed proxy card in the envelope provided.
Who is entitled to vote at the Special Meeting?
Stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. At such time, there were     shares of our Common Stock issued and outstanding and entitled to vote (comprised of     shares of our Class A Common Stock and     shares of our Class B Common Stock). Each share of our Common Stock is entitled to one vote on each of the Reverse Stock Split Proposal and the Adjournment Proposal.
What is the difference between being a “record holder” and holding shares in “street name”?
A “record holder” holds their shares in their own name. Shares held in “street name” are shares held in the name of a bank, broker, or other nominee on behalf of the beneficial owner.

How do I vote if I hold my shares in street name?
If you hold your shares in street name, our Proxy Materials have been forwarded to you by your broker, bank, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares. To do so, follow the instructions provided by your bank, broker, or other nominee.
What is a “broker non-vote”?
If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote your shares, whether such bank, broker, or other nominee will be able to do so depends on whether, pursuant to New York Stock Exchange rules, a matter is considered to be “routine” and whether proxy materials are transmitted to you within the timeframe set forth in such rules. Banks, brokers, and other nominees can exercise their discretion to vote uninstructed shares with respect to routine matters if they do not receive voting instructions from their client at least 10 days before the applicable meeting, provided that proxy materials are transmitted to their client at least 15 days before the applicable meeting. On the other hand, banks, brokers, and other nominees may not exercise their discretion to vote uninstructed shares with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are those that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, director elections (even if uncontested), executive compensation, and certain governance-related matters (even if supported by management). When there is at least one routine matter on which a bank, broker, or other nominee votes, any shares owned in street name that are un-voted on non-routine matters are counted as “broker non-votes.”
While we do not expect any broker non-votes on the Reverse Stock Split Proposal or the Adjournment Proposal because they are considered to be routine matters, we do not expect that banks, brokers, and other nominees will be permitted to vote uninstructed shares because our Proxy Materials will not be transmitted to you at least 15 days before the Special Meeting.
How many shares must be represented to conduct business at the Special Meeting?
A quorum must be represented for business to be conducted at the Special Meeting. The holders of a majority of the voting power of our capital stock entitled to vote at the Special Meeting, present in person (which includes virtual presence via the virtual meeting website) or represented by proxy, constitute a quorum. If you vote online, by telephone, or by mail, your shares will be counted in determining whether a quorum is represented (even if you abstain).
What if a quorum is not represented at the Special Meeting?
If a quorum is not represented at the Special Meeting, either the Chair of the Special Meeting or the holders of a majority of the voting power of our capital stock entitled to vote at the Special Meeting, present in person (which includes virtual presence via the virtual meeting website) or represented by proxy, may adjourn the Special Meeting until a quorum is represented.
How do I vote without virtually attending the Special Meeting?
It is important that your shares be represented at the Special Meeting, whether or not you plan to virtually attend. Stockholders of record at the close of business on the Record Date have three ways to vote by proxy:
•	Online. Visit www.proxyvote.com and follow the instructions included on your proxy card.
•	By Telephone. Call 1-800-690-6903 and follow the instructions included on your proxy card.
•	By Mail. Return your signed proxy card in the envelope provided.
Internet and telephone voting facilities will be available 24 hours a day until 11:59 p.m. ET on    , 2025. To ensure your mailed proxy card is voted, it should be received by    , 2025. If you hold your shares in street name, you must comply with the applicable voting procedures and deadline provided by your bank, broker, or other nominee.
How can I virtually attend and participate at the Special Meeting?
The Special Meeting will be conducted virtually via live webcast. Stockholders of record at the close of business on the Record Date (and their valid proxies) may virtually attend the Special Meeting, as well as vote, submit questions, and access a list of the stockholders entitled to vote during the Special Meeting, by visiting www.virtualshareholdermeeting.com/SEAT2025SM. A webcast replay of the Special Meeting will be available for three months following its conclusion.
The virtual meeting website will contain instructions on how to virtually attend and participate at the Special Meeting, including how to demonstrate proof of stock ownership. To virtually attend and participate at the Special Meeting, you will need the 16-digit control number included on your proxy card or the instructions that accompanied your Proxy Materials.

If you hold your shares in street name, you must contact your bank, broker, or other nominee to obtain your control number or otherwise vote your shares. If you lose your control number, you may virtually join the Special Meeting as a “guest,” but you will be unable to vote, submit questions, or access the list of stockholders.
Will there be a question-and-answer session at the Special Meeting?
Yes – we will hold a question-and-answer session at the Special Meeting to answer questions submitted during or prior to the Special Meeting that are pertinent to meeting matters and comply with the rules of conduct for the Special Meeting, as time permits. You must virtually join the Special Meeting as a stockholder (rather than as a “guest”) to be able to submit questions during the Special Meeting.
Each stockholder is limited to one question, which must be succinct and cover only a single topic. We will not address questions that, among other things: are irrelevant to meeting matters; relate to material non-public information, including the status or results of our business since the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025; relate to pending, threatened, or ongoing litigation; relate to personal grievances or are in furtherance of a stockholder’s personal or business interests; contain derogatory references or are otherwise in bad taste; are substantially repetitious of previously asked questions; are in excess of the one-question limit; or are out of order or otherwise unsuitable for the conduct of the Special Meeting, as determined by the Chair of the Special Meeting or our Corporate Secretary in their reasonable judgment.
Additional information regarding the question-and-answer session will be available under “Rules of Conduct” on the virtual meeting website for stockholders that have virtually joined the Special Meeting as a stockholder (rather than as a “guest”).
What if I have technical difficulties or trouble accessing the virtual meeting website on the day of the Special Meeting?
Technicians will be available on the day of the Special Meeting to assist with any technical difficulties you may have accessing the virtual meeting website. If you have any such difficulties, call technical support at (844) 986-0822 (U.S.) or (303) 562-9302 (international).
How does the Board of Directors recommend that I vote?
Our Board unanimously recommends that you vote FOR the Reverse Stock Split Proposal and FOR the Adjournment Proposal.
What if I do not specify how my shares are to be voted?
If you submit a signed proxy but do not provide any voting instructions, the persons named as your proxy will vote your shares in accordance with our Board’s recommendations.
How many votes are required to approve each matter being voted on?
The following table summarizes the vote required for approval, and the method by which votes will be counted, for each matter that will be voted on at the Special Meeting:

Proposal	Vote Required for Approval	Voting Options	Board Voting Recommendation	Treatment / Effect of Abstentions	Treatment / Effect of Broker Non-Votes
Proposal No. 1: The Reverse Stock Split Proposal	Affirmative vote of a majority of our outstanding capital stock entitled to vote on the subject matter	FOR AGAINST ABSTAIN	FOR	Treated as votes against	N/A(1)

Proposal No. 2: The Adjournment Proposal	Affirmative vote of a majority of the voting power of our capital stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter	FOR AGAINST ABSTAIN	FOR	Treated as votes against	N/A(1)

(1)
We do not expect any broker non-votes on the Reverse Stock Split Proposal or the Adjournment Proposal because they are considered to be routine matters for which banks, brokers, and other nominees can in certain circumstances exercise their discretion to vote uninstructed shares.

Can I change or revoke my prior vote?
Yes – whether you previously voted online, by telephone, or by mail, you may revoke your proxy or change your prior vote by:
•	sending a written revocation to the attention of our Corporate Secretary at 24 E. Washington St., Ste. 900, Chicago, IL 60602, provided such statement is received prior to the Special Meeting;
•	voting again online or by telephone before the closing of those voting facilities at 11:59 p.m. ET on , 2025;
•	voting again by returning a signed proxy card with a later date, provided such proxy card is received prior to the Special Meeting; or
•	virtually attending, and voting again during, the Special Meeting.
If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker, or other nominee. You may also revoke your proxy or change your prior vote by virtually attending, and voting again during, the Special Meeting if you obtain a legal proxy from your bank, broker, or other nominee giving you the right to do so.
Your virtual attendance at the Special Meeting by itself will not revoke your proxy unless you vote again during the Special Meeting.
Only your most recent proxy (whether submitted online, by telephone, or by mail) will be counted.
Who will count the votes?
Representatives of Broadridge Investor Communications Services, Inc. (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as the independent inspector of election.
Who will pay for the cost of this proxy solicitation?
We are making this solicitation and will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers, or employees (for no additional compensation), online (including by e-mail), by telephone, by mail, and in person. Banks, brokers, and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We believe holding a virtual meeting is in the best interests of us and our stockholders, as it enables cost savings and increased stockholder attendance and participation because stockholders can participate from any location around the world. We use the latest technology to provide stockholders the same rights and opportunities to participate as they would have at an in-person meeting.

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and involve risks and uncertainties. Words such as “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “project,” “propose,” “seek,” “should,” “target,” “will,” and “would,” as well as similar expressions which predict or indicate future events and trends or which do not relate to historical matters, are intended to identify such forward-looking statements. Forward-looking statements may include statements regarding the anticipated or potential benefits of implementing a reverse stock split. We have based these forward-looking statements on our current expectations, estimates, forecasts, and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. While we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Forward-looking statements are not guarantees of future performance, conditions, or results, and are subject to risks, uncertainties, and assumptions that can be difficult to predict and/or are outside of our control. Therefore, actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause or contribute to such differences include, but are not limited to, those discussed under “Proposal 1: The Reverse Stock Split—Certain Risks Associated with the Reverse Stock Split” and in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in our press releases and other filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

PROPOSAL NO. 1:
THE REVERSE STOCK SPLIT PROPOSAL
Background of the Reverse Stock Split
Our Board has approved and adopted, and has recommended that our stockholders approve and adopt, a proposed amendment to our Certificate of Incorporation to effect, at the option of our Board, a reverse stock split of our Common Stock at a ratio in the range of 1-for-5 to 1-for-30, inclusive, with such ratio (the “Split Ratio”) to be determined by our Board prior to the effectiveness of such amendment and be publicly announced by us (the “Reverse Stock Split”). The Reverse Stock Split will be implemented at such time, if at all, as determined by our Board in its sole discretion.
We believe enabling our Board to set the Split Ratio from among an approved range will provide us with flexibility to implement the Reverse Stock Split in a manner designed to maximize its anticipated benefits. By approving the Reverse Stock Split Proposal, our stockholders will authorize an amendment to our Certificate of Incorporation pursuant to which a whole number (between and including 5 and 30) of shares of our Class A and Class B Common Stock would be combined into one share of our Class A and Class B Common Stock, respectively (with the Split Ratio to be determined by our Board prior to the effectiveness of such amendment and be publicly announced by us). Upon receiving stockholder approval, our Board will have the authority (but not the obligation), in its sole discretion without the further approval of our stockholders, to (i) elect whether to implement the Reverse Stock Split, (ii) set the Split Ratio from among the approved range, and (iii) implement the Reverse Stock Split by filing a Certificate of Amendment (the “Certificate of Amendment”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Reverse Stock Split is implemented, it will become effective at 5:00 p.m. Eastern Time on the date of effectiveness set forth in the Certificate of Amendment (the “Effective Time”). The form of the proposed Certificate of Amendment is attached as Exhibit A to this Proxy Statement.
Even if our stockholders approve the Reverse Stock Split Proposal, our Board may in its sole discretion elect not to effect the Reverse Stock Split. See “—Board Discretion to Implement the Reverse Stock Split.”
Reasons for the Reverse Stock Split
We believe the Reverse Stock Split (which will reduce the number of shares of our Common Stock and could increase the trading price of our Class A Common Stock) may benefit us and our stockholders for the reasons set forth below.
Enhance the Marketability & Liquidity of Our Class A Common Stock. We believe a higher trading price could improve the marketability of our Class A Common Stock to a broader range of investors. This could encourage interest in, and improve the liquidity of, our Class A Common Stock.
Mitigate the Effects of Price Requirements & Trading Volatility. Many brokerages, institutional investors, and funds have policies and practices that prohibit or dissuade investing in lower-priced stocks, tend to discourage brokers from recommending lower-price stocks to their customers, and/or restrict or limit the ability to purchase lower-priced stocks on margin. These policies and practices may be due in part to the trading volatility often associated with lower-priced stocks. The Reverse Stock Split could help prevent our Class A Common Stock from not being recommended for purchase based solely on a lower trading price and could make the processing of trades in our Class A Common Stock more economically attractive to brokers.
Improve Our Ability to Attract, Retain, & Motivate Employees. Some employees and employee candidates may be less likely to work for a company with a lower-priced stock, regardless of the company’s overall capitalization. We believe a higher trading price of our Class A Common Stock may help us to attract, retain, and motivate these employees and employee candidates.
Lower Transaction Costs. Investors may be dissuaded from purchasing lower-priced stocks because the transaction costs (such as brokerage commissions) associated therewith tend to be higher as a percentage of the overall transaction value. A higher trading price may make investing in our Class A Common Stock more economically attractive.
Provide Flexibility to Respond to Future Business Needs & Opportunities. The availability of additional authorized but unissued shares of our Class A Common Stock would provide us with increased flexibility to consider and respond to future business needs and opportunities as they arise. While we are currently unaware of any such needs or opportunities, these could include future equity offerings, asset acquisitions, business combinations, and other strategic transactions.
Support the Continued Listing of Our Class A Common Stock. Our Class A Common Stock is listed on the Nasdaq Global Select Market (the “Nasdaq”) under the symbol “SEAT.” To maintain such listing, we must continue to comply with applicable Nasdaq listing rules, which, among other things, require a minimum bid price of $1.00 per share. While our Class A Common Stock currently complies with this rule, we believe the Reverse Stock Split will reduce the risk that it becomes subject to delisting for this reason in the future.

Board Discretion to Implement the Reverse Stock Split
Even if our stockholders approve the Reverse Stock Split Proposal, our Board may in its sole discretion elect not to implement the Reverse Stock Split if it determines that doing so is in the best interests of us and our stockholders.
If our Board elects to implement the Reverse Stock Split, it will also have the sole discretion to set the Split Ratio from among the approved range. We believe stockholder approval of a range of ratios from which the Board can set the Split Ratio (as opposed to stockholder approval of a specific ratio) is in the best interests of us and our stockholders because it is impossible to predict market conditions at the future time that the Reverse Stock Split may be implemented. We believe enabling our Board to set the Split Ratio from among a range of 1-for-5 to 1-for-30, inclusive, will provide us with flexibility to implement the Reverse Stock Split in a manner designed to maximize its anticipated benefits.
Our Board’s decision as to whether and when to implement the Reverse Stock Split, and to set the Split Ratio, will be based on a number of factors, including, but not limited to: the historical and then-prevailing trading prices and volumes of our Class A Common Stock; the expected short- and long-term impacts of the Reverse Stock Split on the trading market for our Class A Common Stock; prevailing general market and economic conditions; our ability to continue to comply with applicable Nasdaq listing rules; and the expected impacts of a particular Split Ratio on the number of holders of our Class A Common Stock.
Principal Effects of the Reverse Stock Split
Effect on Issued Shares of Our Common Stock
Our Certificate of Incorporation provides that our Class A Common Stock shall not be split or consolidated unless contemporaneously therewith our Class B Common Stock and the common units (the “LLC Units”) of Hoya Intermediate, LLC, a Delaware limited liability company (“Hoya Intermediate”), are split or consolidated in the same proportion and manner.
If the Reverse Stock Split is implemented, each holder of our Class A or Class B Common Stock outstanding immediately before the Effective Time will, upon the Effective Time, own a reduced number of shares of our Class A or Class B Common Stock, respectively. The Reverse Stock Split will be implemented simultaneously, and the Split Ratio will be the same, for all issued shares of our Common Stock. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any such holder’s percentage ownership interest in our company or proportionate voting power (subject, in each case, to the treatment of fractional shares of our Common Stock resulting from the Reverse Stock Split).
Pursuant to our Certificate of Incorporation, shares of our Class A and Class B Common Stock generally have the same voting rights. However, shares of our Class B Common Stock do not have economic rights, do not share in the economic privileges and power of the shares of our Class A Common Stock, and do not have the right to receive dividends or a distribution upon our dissolution or liquidation. The post-Reverse Stock Split shares of our Class A and Class B Common Stock will (i) have the same terms and rights (including voting rights and rights to dividends/distributions) as, and be identical in all other respects (including par value) to, the pre-Reverse Stock Split shares of our Class A and Class B Common Stock, respectively, and (ii) remain fully paid and non-assessable. However, after the Effective Time, our Class A Common Stock will have a new CUSIP number.
The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Effect on Our Authorized Common Stock
The Reverse Stock Split will not affect the number of authorized shares of our Common Stock. However, it will result in a relative increase in the number of authorized but unissued shares of our Common Stock due to a decrease in the number of issued shares of our Common Stock. While such additional authorized but unissued shares could be used when responding to future business needs and opportunities (including equity offerings, asset acquisitions, business combinations, and other strategic transactions) as they arise, we are currently unaware of any such needs or opportunities.
Effect on Issued & Outstanding LLC Units
We and Hoya Intermediate have an “Up-C” structure. Hoya Intermediate’s Second Amended and Restated Limited Liability Company Agreement (the “Intermediate LLC Agreement”) provides that any split or combination of our Common Stock shall be accompanied by an identical split or combination of the LLC Units, such that the number of LLC Units held by us will be equal to the number of outstanding shares of our Class A Common Stock after such split or combination. Accordingly, pursuant to the Intermediate LLC Agreement, the combination of our Common Stock contemplated by the Reverse Stock Split will be accompanied by an identical combination of the LLC Units.

We do not expect Hoya Intermediate to issue any fractional LLC Units in connection with the combination of the LLC Units described above. In lieu thereof, we expect that any holder of LLC Units who would otherwise be entitled to receive a fractional unit (after aggregating all units, including any fractions thereof, issuable to such holder) will instead be entitled, following such combination, to receive a cash payment, without interest, equal to (i) the fraction of a unit to which such holder would otherwise be entitled multiplied by (ii) the average of the closing prices per share of our Class A Common Stock (as adjusted to give effect to the Reverse Stock Split) on the Nasdaq during regular trading hours on the five consecutive trading days preceding, and including, the date of the Effective Time.
Effect on Our Outstanding Warrants
If the Reverse Stock Split is implemented, proportionate adjustments will be made to all then-outstanding warrants with respect to the number of shares of our Class A Common Stock or LLC Units, as applicable, subject to such warrants and the exercise price thereof.
Effect on Our Equity Plans & Equity Awards
We maintain the 2021 Incentive Award Plan (as amended, our “2021 Plan”) and the 2021 Employee Stock Purchase Plan our “ESPP” and, together with our 2021 Plan, our “Equity Plans”). If the Reverse Stock Split is implemented, our Board’s Compensation Committee (our “Compensation Committee”) will make proportionate equitable adjustments to the terms of our Equity Plans and the awards and purchase rights outstanding thereunder, including to (i) the number of shares available for future issuance under our Equity Plans, (ii) the number of shares subject to such awards and purchase rights, and (iii) the exercise and purchase price of, and other terms and conditions relating to, such awards and purchase rights, in each case to reflect the Reverse Stock Split. Our Compensation Committee will also, pursuant to its administrative authority under our Equity Plans, make such other changes as it deems necessary, desirable, or appropriate to prevent the diminution or enlargement of the benefits intended to be made available under our Equity Plans as a result of the Reverse Stock Split.
Effect on Our Common Stock
The following tables set forth information regarding our Common Stock as of the Record Date, both before and after giving effect to the Reverse Stock Split at varying Split Ratios.

Number of Shares of Class A Common Stock
	Before the Reverse Stock Split	After a 1-for-5 Reverse Stock Split	After a 1-for-15 Reverse Stock Split	After a 1-for-30 Reverse Stock Split
Authorized	500,000,000	500,000,000	500,000,000	500,000,000
Issued and Outstanding	[•]	[•]	[•]	[•]
Issuable Under Outstanding Stock Options	[•]	[•]	[•]	[•]
Issuable Under Outstanding Restricted Stock Units	[•]	[•]	[•]	[•]
Issuable Under Outstanding Warrants(1)	[•]	[•]	[•]	[•]
Reserved for Future Issuance Under Equity Plans(2)	[•]	[•]	[•]	[•]
Reserved For Future Issuance Upon Redemption of LLC Units(3)	[•]	[•]	[•]	[•]
Authorized but Unissued	[•]	[•]	[•]	[•]

(1)
Consists of warrants to purchase 6,519,791 shares at an exercise price of $11.50 per share, 17,000,000 shares at an exercise price of $10.00 per share, and 17,000,000 shares at an exercise price of $15.00 per share, as well as public warrants to purchase 6,766,853 shares at an exercise price of $11.50 per share.

(2)	Consists of [•] and [•] shares available for future issuance under our 2021 Plan and our ESPP, respectively, in each case before the Reverse Stock Split.
(3)
LLC Units may be redeemed at any time for shares of our Class A Common Stock on a one-to-one basis. Upon the redemption of any number of LLC Units, an equal number of shares of our Class B Common Stock will be cancelled for no consideration. Includes shares issuable upon the redemption of LLC Units that may be issued pursuant to outstanding warrants to purchase 2,000,000 LLC Units at an exercise price of $10.00 per unit and 2,000,000 LLC Units at an exercise price of $15.00 per unit.

Number of Shares of Class B Common Stock(1)
	Before the Reverse Stock Split	After a 1-for-5 Reverse Stock Split	After a 1-for-15 Reverse Stock Split	After a 1-for-30 Reverse Stock Split
Authorized	250,000,000	250,000,000	250,000,000	250,000,000
Issued and Outstanding	[•]	[•]	[•]	[•]
Issuable Under Outstanding Warrants(2)	[•]	[•]	[•]	[•]
Authorized but Unissued	[•]	[•]	[•]	[•]

(1)	No shares are (i) issuable under outstanding stock options or restricted stock units or (ii) reserved for future issuance under our Equity Plans or upon the redemption of LLC Units.
(2)
Consists of warrants to purchase 4,000,000 shares at an exercise price of $0.001 per share (which are only exercisable together with the exercise of the 4,000,000 warrants to purchase LLC Units described in footnote 3 to the immediately preceding table).

Effect on Exchange Act Obligations
The Reverse Stock Split will not affect our continuing to be subject to the periodic reporting requirements of the Exchange Act.
Certain Risks Related to the Reverse Stock Split
The Reverse Stock Split may not increase the trading price of our Class A Common Stock.
The trading price of our Class A Common Stock will continue to be based on our business performance and other factors, many of which are unrelated to our capitalization or the Reverse Stock Split, and the effect of the Reverse Stock Split, if any, on such price cannot be accurately predicted. There can be no assurance that such price will increase in proportion to the decrease in the number of outstanding shares of our Class A Common Stock, if at all. Further, even if such price does increase after the Reverse Stock Split, there can be no assurance that such increase will be maintained. And, even if such an increase is maintained, the Reverse Stock Split may not achieve the other anticipated benefits outlined in this Proxy Statement.
The Reverse Stock Split may adversely affect the trading price of our Class A Common Stock and decrease our overall market capitalization.
If the Reverse Stock Split is perceived negatively by the market, it could adversely affect the trading price of our Class A Common Stock. If this occurs, or if such price does not increase in proportion to the decrease in the number of outstanding shares of our Class A Common Stock (or if such an increase is not maintained), our market capitalization will decrease. Any such adverse effect on trading price and/or decrease in market capitalization would be magnified after the Reverse Stock Split due to the reduced number of issued shares of our Common Stock.
The Reverse Stock Split may decrease the liquidity of our Class A Common Stock.
The Reverse Stock Split will reduce the number of outstanding shares of our Class A Common Stock, which may lead to reduced trading therein and a smaller number of market makers therefor (particularly if the trading price thereof does not increase after the Reverse Stock Split).
The Reverse Stock Split may result in higher transaction costs for holders of our Class A Common Stock.
The Reverse Stock Split will increase the number of stockholders who own “odd lots” of fewer than 100 shares of our Class A Common Stock. Brokerage commissions and other costs associated with transactions in odd lots are generally higher than those associated with transactions in more than 100 shares. As a result, stockholders who own fewer than 100 shares of our Class A Common Stock after the Reverse Stock Split may face higher transaction costs if they then decide to sell their shares.
Procedure for Effecting the Reverse Stock Split
If the Reverse Stock Split is implemented, all issued shares of our Class A and Class B Common Stock will be automatically combined into new shares of our Class A and Class B Common Stock, respectively, at the Effective Time in accordance with the Certificate of Amendment. As soon as practicable after the Effective Time, our stockholders will be notified that the Reverse Stock Split has been implemented.

Stockholders of Record
All of our registered stockholders hold their shares of our Common Stock electronically in book-entry form with our transfer agent; they do not hold stock certificates. As soon as practicable after the Effective Time, our transfer agent will send such stockholders, at their address of record, a transaction statement indicating the number of shares of our Common Stock held after the Reverse Stock Split, along with any cash payment in lieu of any fractional shares of our Class A Common Stock.
Beneficial Owners
We intend to treat our stockholders who hold their shares of our Class A Common Stock in “street name” (in the name of a bank, broker, or other nominee on behalf of the beneficial owner) in the same manner as our registered stockholders. Accordingly, banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for their beneficial owners. However, they may have different procedures for processing the Reverse Stock Split than those put in place by us and our transfer agent for registered stockholders. Stockholders who hold their shares of our Class A Common Stock in street name should direct any questions to their bank, broker, or other nominee.
Cash In Lieu of Fractional Shares
We do not intend to issue any fractional shares of our Common Stock in connection with the Reverse Stock Split. In lieu thereof, we expect that any holder of our Common Stock who would otherwise be entitled to receive a fractional share (after aggregating all shares, including any fractions thereof, issuable to such holder) will instead be entitled, following the Effective Time, to receive a cash payment, without interest, equal to (i) the fraction of a share to which such holder would otherwise be entitled multiplied by (ii) the average of the closing sales prices per share of our Class A Common Stock (as adjusted to give effect to the Reverse Stock Split) on the Nasdaq during regular trading hours on the five consecutive trading days preceding, and including, the date of the Effective Time. After the Effective Time, holders of fractional shares of our Common Stock will have no further interest or rights with respect to such fractional shares (including voting rights and rights to dividends/distributions), except to receive such cash payment therefor. This payment of cash in lieu of fractional shares will reduce the number of holders of our Class A Common Stock to the extent there are such holders who before the Effective Time hold fewer shares of our Class A Common Stock than the whole number set by our Board in the Split Ratio.
The holder of our Class B Common Stock will not be entitled to receive a cash payment in lieu of any fractional share. We expect that any fractional share of our Class B Common Stock resulting from the Reverse Stock Split will be rounded down to the nearest whole share, and any right to such a fractional share will be surrendered by the holder thereof. However, the holder of our Class B Common Stock is also a holder of LLC Units and, as such, is expected to receive cash in lieu of any fractional LLC Units resulting from the Reverse Stock Split. See ``Effect on Issued & Outstanding LLC Units.''
Under the escheatment laws of the various jurisdictions where our stockholders reside, where we are domiciled, and where cash funds are deposited, funds due to holders of our Class A Common Stock in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for such jurisdictions. Thereafter, such holders otherwise entitled to receive such funds may have to seek to obtain them directly from the jurisdiction to which they were paid.
Accounting Matters
The Reverse Stock Split will not affect the par value of our Common Stock. Accordingly, as of the Effective Time:
•
stated capital on our consolidated balance sheets (which represents the par value of our Common Stock multiplied by the number of shares thereof issued and outstanding) will be reduced proportionately based on the Split Ratio;

•
additional paid-in capital on our consolidated balance sheets (which represents the difference between stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Class A Common Stock) will be (i) increased by a number equal to the decrease in stated capital and (ii) reduced by the amount of cash paid to holders of our Class A Common Stock in lieu of fractional shares; and

•	net income (loss) per share, as well as other per share amounts in our consolidated financial statements, will be increased because there will be fewer outstanding shares of our Class A Common Stock.
No Dissenters’ Rights of Appraisal
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenters’ rights of appraisal with respect to the Reverse Stock Split. We do not intend to independently provide our stockholders with any such rights.

Potential Anti-Takeover Effect
The Reverse Stock Split will result in a relative increase in the number of authorized but unissued shares of our Common Stock due to a decrease in the number of issued shares of our Common Stock. Under certain circumstances, this may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not designed or intended for any such purpose, the availability of additional authorized but unissued shares of our Common Stock may make more difficult or discourage a merger, tender offer, or proxy contest, a change in control of our company, and/or the removal of management, which our stockholders might otherwise deem favorable. For example, our Board could issue additional shares of our Class A Common Stock (i) to create voting impediments or frustrate a third-party attempt to takeover or otherwise gain control of our company because such issuance would dilute the voting power of the then-outstanding shares of our Common Stock or (ii) to purchasers who support our Board in opposing a takeover bid that our Board determines not to be in the best interests of us and our stockholders. However, our Board is not currently aware of any attempt (or contemplated attempt) to acquire control of our company, and the Reverse Stock Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Interest of Certain Persons in Matters to be Acted Upon
Certain of our directors and executive officers have an interest in the Reverse Stock Split as result of their ownership of shares of our Common Stock. See “Security Ownership.”
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders of Our Class A Common Stock
The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of our Class A Common Stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations thereunder, and administrative rulings, court decisions, and other legal authorities related thereto, each as in effect as of the date of this Proxy Statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder in such U.S. Holder’s particular circumstances. This summary, except for the discussion under “—Information Reporting and Backup Withholding” below, is limited to U.S. Holders.
This discussion only addresses stockholders who hold our Class A Common Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to stockholders: (i) who are subject to special rules, such as brokers or dealers in securities or foreign currencies; (ii) who are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions, insurance companies, or mutual funds; (iii) who hold their stock through individual retirement or other tax-deferred accounts; (iv) who are tax-exempt organizations; (v) who hold their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code; (vi) who acquired their stock in connection with the exercise of employee stock options or other employee plans or compensatory arrangements; (vii) whose functional currency is not the U.S. dollar; (viii) who are partnerships or other entities classified as partnerships, S corporations, or disregarded entities for U.S. federal income tax purposes (or persons holding our Class A Common Stock through such entities); (ix) who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge, or other “constructive” sale or “conversion” transaction) comprised of shares of our Class A Common Stock and one or more other positions; or (x) who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this discussion does not address (i) any tax consequences under state, local, or non-U.S. tax laws, (ii) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate and gift tax consequences, (iii) any alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, (iv) the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or (v) the tax consequences to the holder of our Class B Common Stock or of options, warrants (including pre-funded warrants), or other rights to acquire our Common Stock.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our Class A Common Stock that is any of the following:
i.	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
ii.
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

iii.	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
iv.
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our Class A Common Stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service (the “IRS”) or courts. We have not sought, and do not intend to seek, any tax opinion from counsel or any tax ruling from the IRS with respect to any of the statements made in this discussion. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to them of the Reverse Stock Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL, STATE, OR LOCAL OR NON-U.S. INCOME OR NON-INCOME TAX LAW OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences of the Reverse Stock Split
We intend to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, a U.S. Holder generally should not recognize gain or loss in the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Class A Common Stock (as described below). A U.S. Holder’s aggregate tax basis in the reduced number of shares of our Class A Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of our Class A Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Class A Common Stock), and such U.S. Holder’s holding period in the reduced number of shares of our Class A Common Stock should include the holding period in its pre-Reverse Stock Split shares of our Class A Common Stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Class A Common Stock surrendered pursuant to the Reverse Stock Split to the shares of our Class A Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders holding shares of our Class A Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of our Class A Common Stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of our Class A Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders generally are subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting & Backup Withholding
A holder of our Class A Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the Reverse Stock Split. To avoid backup withholding, each holder of our Class A Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any excess amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the IRS. Holders of our Class A Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.
This discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders of our Class A Common Stock. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split for them, including record retention and tax reporting requirements, the applicability and effect of any U.S. federal, state, or local or non-U.S. tax laws, and the impact of any potential change in tax law.

*   *   *   *   *
Board Voting Recommendation
Our Board unanimously recommends that stockholders vote FOR the Reverse Stock Split Proposal.

PROPOSAL NO. 2:
THE ADJOURNMENT PROPOSAL
Our Board believes that if there are insufficient votes to approve the Reverse Stock Split Proposal, it is in the best interests of us and our stockholders to adjourn the Special Meeting to enable us to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.
We are requesting that our stockholders vote in favor of the adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal. If the meeting is adjourned, we could use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that previously voted.
In addition, under our Bylaws, the Chair of the Special Meeting will have the concurrent authority to approve an adjournment of the Special Meeting.
*   *   *   *   *
Board Voting Recommendation
Our Board unanimously recommends that stockholders vote FOR the Adjournment Proposal.

SECURITY OWNERSHIP
The following table sets forth information at the close of business as of April 7, 2025 with respect to holdings of our Common Stock by (i) each stockholder who beneficially owned more than 5% of the outstanding shares of our Class A or Class B Common Stock, (ii) each of our directors and the named executive officers identified in our definitive proxy statement relating to our 2025 Annual Meeting of Stockholders, and (iii) all of our directors and executive officers as a group.
The number of shares beneficially owned, as well as the percentages of beneficial ownership and combined voting power, are based on 131,129,417 shares of our Class A Common Stock and 76,225,000 shares of our Class B Common Stock issued and outstanding at the close of business on April 7, 2025. In accordance with applicable rules of the Securities and Exchange Commission (the “SEC”), beneficial ownership includes voting or investment power with respect to securities and shares issuable pursuant to restricted stock units, stock options, and warrants that vest or are exercisable within 60 days of April 7, 2025. Unless otherwise indicated, we believe, based on information provided to us, that each person listed in the following table has sole voting and investment power with respect to all listed securities.
Unless otherwise indicated, the business address of each person listed in the following table is c/o Vivid Seats Inc., 24 E. Washington St., Ste. 900, Chicago, IL 60602.

	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)(1)
Name	Number	%	Number	%
5% Holders:
Hoya Topco, LLC(2)	—	—	80,225,000	100	38.0
Eldridge Industries, LLC(3)	94,521,202	55.1	—	—	38.1
Michael Reichartz(4)	7,317,680	5.6	—	—	3.5
NEOs:(5)
Stanley Chia	4,149,190	3.1	—	—	2.0
Lawrence Fey	2,411,451	1.8	—	—	1.2
Riva Bakal	973,885	*	—	—	*
Non-Employee Directors:
Mark Anderson(2)	91,746	*	80,225,000	100.0	38.0
Todd Boehly(3)	94,612,948	55.1	—	—	38.2
Jane DeFlorio	119,746	*	—	—	*
Craig Dixon	74,357	*	—	—	*
David Donnini(2)	91,746	*	80,225,000	100.0	38.0
Julie Masino	91,746	*	—	—	*
Adam Stewart	—	—	—	—	—
Martin Taylor	—	—	—	—	—
All directors and executive officers as a group (13 individuals)	103,190,312	58.6	80,225,000	100.0	71.6

*	Represents beneficial ownership of less than 1%.
(1)	Represents the percentage of voting power of our Class A and Class B Common Stock voting together as a single class. Each holder of our Common Stock is entitled to one vote per share.
(2)
Based on a Schedule 13G/A filed with the SEC on November 13, 2024 on behalf of Hoya Topco, LLC (“Hoya Topco”), GTCR Fund XI/B LP, GTCR Fund XI/C LP, GTCR Partners XI/B LP, GTCR Partners XI/A&C LP, and GTCR Investment XI LLC. GTCR Fund XI/B LP, GTCR Fund XI/C LP, and certain other entities affiliated with GTCR LLC have the right to appoint a majority of the members of the Board of Managers of Hoya Topco. GTCR Partners XI/B LP is the general partner of GTCR Fund XI/B LP, GTCR Partners XI/A&C LP is the general partner of GTCR Fund XI/C LP, and GTCR Investment XI LLC is the general partner of each of GTCR Partners XI/B LP and GTCR Partners XI/A&C LP. GTCR Investment XI LLC is managed by a Board of Managers, which includes Mr. Anderson and Mr. Donnini. Because no single person has voting or dispositive authority over the reported securities, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the reported securities and disclaims any such beneficial ownership. The address of each of the foregoing entities and individuals is 300 N. LaSalle St., Ste. 5600, Chicago, IL 60654. Includes 4,000,000 shares of our Class B Common Stock issuable in connection with exercisable warrants held by Hoya Topco.

(3)
Based on a Schedule 13G/A filed with the SEC on January 26, 2024 on behalf of Mr. Boehly, Eldridge Industries, LLC (“Eldridge”), Horizon Sponsor, LLC (“Horizon”), Post Portfolio Trust, LLC (“PPT”), and SBT Investors, LLC (“SBT”). Each of Horizon and PPT is indirectly controlled by Eldridge. SBT is the majority owner and controlling member of Eldridge. Mr. Boehly is the indirect majority and controlling member of SBT and the Co-Founder, Chairman, and Chief Executive Officer of Eldridge. Mr. Boehly and each of the foregoing entities may be deemed to have voting and dispositive power over the reported securities held by the entities for which he or it directly or indirectly exercises control. Eldridge has shared voting and dispositive power with respect to 84,361,886 shares of our Class A Common Stock, which consist of (i) 43,842,095 shares (16,789,999 shares held by Horizon, 24,552,096 shares held by PPT, and 2,500,000 shares held by Parkville Portfolio Trust, LLC) and (ii) 40,519,791 shares issuable in connection with exercisable warrants held by Horizon. Mr. Boehly has sole voting and dispositive power with respect to 91,746 shares of our Class A Common Stock (including 38,167 shares issuable in connection with restricted stock units held by Mr. Boehly that vest within 60 days of April 7, 2025). Each of Mr. Boehly and SBT has shared voting and dispositive power with respect to 94,521,202 shares of our Class A Common Stock, consisting of (i) the 84,361,886 shares described above over which Eldridge also has shared voting and dispositive power and (ii) 10,159,316 shares held directly and indirectly by SBT. Horizon and PPT have shared voting and dispositive power with respect to the securities indicated as being held by them. The address of Mr. Boehly and each of the foregoing entities is 600 Steamboat Rd., Ste. 200, Greenwich, CT 06830.

(4)
Consists of shares of our Class A Common Stock granted to Mr. Reichartz pursuant to the Agreement and Plan of Merger, dated November 3, 2023, among us, VDC Holdco, LLC, Viva Merger Sub I, LLC, Viva Merger Sub II, LLC, and the unitholders and the unitholders’ representative named therein. Mr. Reichartz is the former President of Vegas.com, LLC, our indirect subsidiary.

(5)
Includes the following shares of our Class A Common Stock issuable in connection with exercisable options: Mr. Chia – 2,152,349 shares; Mr. Fey – 1,379,585 shares; Ms. Bakal – 608,585 shares; and all five of our executive officers as a group – 4,373,648 shares. None of our directors hold options to acquire shares of our Common Stock.

OTHER INFORMATION
Our 2026 Annual Meeting of Stockholders
A stockholder who intends to submit a proposal for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit such proposal in writing to our Corporate Secretary at 24 E. Washington St., Ste. 900, Chicago, IL 60602 no later than December 22, 2025.
A stockholder who intends to present a proposal at the 2026 Annual Meeting, but not to include such proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. These requirements include, among others, that our Corporate Secretary receive written notice from such stockholder of their intent to present such proposal or nomination (which notice must contain all of the information specified in our Bylaws) no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the prior year’s annual meeting of stockholders. Therefore, for the 2026 Annual Meeting, we must receive such notice no earlier than the close of business on February 3, 2026 and no later than the close of business on March 5, 2026. If the date of the 2026 Annual Meeting is more than 30 days before or after June 3, 2026, then our Corporate Secretary must instead receive such notice no later than the close of business of the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the date on which we first publicly disclose the date of the 2026 Annual Meeting. SEC rules permit management to vote proxies in its discretion in certain cases if a stockholder does not comply (and, in certain cases, notwithstanding a stockholder’s compliance) with these deadlines. In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than those nominated by our Board must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for the 2026 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Free copies of our proxy statement and other documents, as and when filed with the SEC, may be obtained from the SEC’s website, www.sec.gov.
Householding
SEC rules permit companies and intermediaries such as banks and brokers to satisfy delivery requirements for annual reports, proxy statements, and notices with respect to two or more stockholders who share an address by delivering only one copy of such documents to such stockholders. This process (commonly referred to as “householding”) helps to lower companies’ costs and conserve natural resources. Once stockholders have received notice that their bank or broker will be householding such documents, householding will continue until such stockholders are notified otherwise or one or more of such stockholders provides contrary instructions. If a stockholder at a shared address to which a single copy of such documents was delivered wishes to receive a separate copy in the future, or if stockholders sharing an address are receiving multiple copies of such documents and would like to request delivery of a single copy, they should notify their bank or broker. Stockholders can also request prompt delivery of a separate copy of our Proxy Materials by contacting Broadridge at (866) 540-7095 or at Broadridge Financial Solutions, Inc., Householding Dept., 51 Mercedes Way, Edgewood, NY 11717.
Where You Can Find More Information
We file periodic reports, proxy and information statements, and other information with the SEC. The SEC maintains a website, www.sec.gov, that contains the materials we file or furnish electronically with the SEC. Copies of these materials may also be obtained free of charge at our investor relations website, investors.vividseats.com, as soon as reasonably practicable after they are filed or furnished with the SEC. A copy of this Proxy Statement is available free of charge upon written request to Vivid Seats Inc., Attn: Corporate Secretary, 24 E. Washington St., Ste. 900, Chicago, IL 60602.
Websites
Website addresses included in this Proxy Statement are for convenience only. Information contained on or accessible through such website addresses is not incorporated by reference in, and does not constitute part of, this Proxy Statement
Your vote is important. Voting will help ensure the presence of a quorum at the Special Meeting and save the expense of further solicitation. Whether or not you plan to virtually attend the Special Meeting, vote as soon as possible by following the instructions included in this Proxy Statement. You can vote online, by telephone, or by returning your signed proxy card in the envelope provided.

Exhibit A

FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF VIVID SEATS INC.
Vivid Seats Inc. (the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
FIRST: The Corporation was incorporated under the name Vivid Seats Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 29, 2021, which original Certificate of Incorporation was amended and restated on October 18, 2021 (as amended and restated, the “Certificate of Incorporation”).
SECOND: This Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Certificate of Incorporation.
THIRD: This Certificate of Amendment has been approved and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the DGCL.
FOURTH: Upon this Certificate of Amendment becoming effective, Section 4.01 of ARTICLE FOUR of the Certificate of Incorporation is hereby amended by adding the following at the end thereof:
Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation first inserting this sentence (the “Reverse Split Effective Time”), (i) each five (5) to thirty (30) issued shares of Class A Common Stock immediately prior to the Reverse Split Effective Time shall be combined into one validly issued, fully paid and non-assessable share of Class A Common Stock, automatically and without any action by the Corporation or the holder thereof, and (ii) each five (5) to thirty (30) issued shares of Class B Common Stock immediately prior to the Reverse Split Effective Time shall be combined into one validly issued, fully paid and non-assessable share of Class B Common Stock, automatically and without any action by the Corporation or the holder thereof, in each case, with the exact ratio within, and inclusive of, five (5) to thirty (30) shares to be determined by the Corporation’s Board of Directors prior to the Reverse Split Effective Time and be publicly announced by the Corporation (such combination of shares, the “Reverse Stock Split”).
The Reverse Stock Split shall occur automatically, without any action by the holders of the shares of Common Stock and whether or not any certificates representing such shares have been surrendered to the Corporation. Each certificate that immediately prior to the Reverse Split Effective Time represented shares of Common Stock shall thereafter, automatically and without presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been combined, subject to any elimination of fractional interests; provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificate(s) evidencing the applicable shares of Common Stock prior to the Reverse Stock Split are surrendered to the Corporation (or unless the holder thereof notifies the Corporation that such certificate(s) have been lost, stolen or destroyed and executes a lost certificate affidavit and agreement reasonably acceptable to the Corporation, which may include a requirement to post a bond, to indemnify the Corporation against any claim that may be made against the Corporation on account of such alleged loss, theft or destruction).
FIFTH: Prior to this Certificate of Amendment becoming effective, the Corporation’s Board of Directors determined that (i) each [•] ([•]) issued shares of Class A Common Stock be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock and (ii) each [•] ([•]) issued shares of Class B Common Stock be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Class B Common Stock.
SIXTH: This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on [•], 2025.
*  *  *  *  *
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on [•], 2025.

Vivid Seats Inc.

By:
Name:	Stanley Chia
Title:	Chief Executive Officer

A-1

PRELIMINARY COPY DATED JUNE 23, 2025 — SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VIVID SEATS INC.
24 E. WASHINGTON STREET
SUITE 900
CHICAGO, IL 60602

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SEAT2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by [TBD], 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76554-S17269

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIVID SEATS INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available without charge at www.proxyvote.com.

A list of the shareholders of record at the close of business on [TBD], 2025 (the record date for the Special Meeting) will be available during the Special Meeting at www.virtualshareholdermeeting.com/SEAT2025SM.

V76555-S17269

VIVID SEATS INC.
Special Meeting of Shareholders
[TBD], 2025, 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Stanley Chia and Lawrence Fey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIVID SEATS INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, Central Time on [TBD], 2025, at www.virtualshareholdermeeting.com/SEAT2025SM, and any adjournment, postponement or continuation thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side